UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 25, 2020

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road	Westport	Connecticut	06880
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

Terex Corporation (the “Company”) is providing an update regarding the impacts of the ongoing COVID-19 coronavirus pandemic (referred to as “COVID-19”) on the Company.

At Terex, our highest priority remains the safety, health and well-being of our team members, their families and our communities. Although the pace at which the situation related to COVID-19 is changing has been accelerating, we remain committed to serving the needs of our customers, including shipping our products, delivering our parts and servicing our equipment, while taking precautions to protect the health and safety of our team members, our customers, our suppliers and the communities in which we all live and work.

We have developed contingency plans for our operations and are taking appropriate steps to reduce operating expenses. The Company’s actions include temporarily shutting down certain manufacturing facilities, adjusting production schedules at other facilities, reducing supplier component purchases in line with reduced production and aggressively managing all controllable costs. We have also suspended all share repurchases.

As a result of the evolving impact of COVID-19 on the economy, we are withdrawing our 2020 full-year guidance provided in the Form 8-K filed on February 13, 2020 and discussed on our 2019 fourth quarter earnings call held on February 14, 2020. The uncertainty around the impact on our financial and operating results of the COVID-19 situation cannot be reasonably estimated at this time.

Safe Harbor Statement

Certain statements in this current report regarding future events and future financial performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties related to COVID-19 and the risk factors identified under the heading “Risk Factors” and under the heading “Safe Harbor Statement” in the Company’s “Management’s Discussion and Analysis of Operations and Financial Condition” in the Company’s most recent Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2020

TEREX CORPORATION

By: /s/John D. Sheehan___
John D. Sheehan
Senior Vice President and
Chief Financial Officer